UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report : November 9, 2010

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

700 Chestnut Ridge Road
Chestnut Ridge, New York	10977
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 7.01	Regulation FD Disclosure

LeCroy Corporation is furnishing a copy of the slides being presented at The 40th Annual TechAmerica AeA Classic Financial Conference on November 9, 2010, as Exhibit 99.1 hereto. A replay of the webcast will be available on the Company’s website for approximately 90 days.

Item 9.01	Financial Statements and Exhibits

Exhibit

99.1	Slide presentation of LeCroy Corporation on November 9, 2010 - “Company Overview November 2010” (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION,
a Delaware corporation

Date: November 9, 2010	By:	/s/ SEAN B. O’CONNOR
Sean B. O’Connor
Vice President, Finance, Chief Financial
Officer, Secretary and Treasurer

3